Fair Values of Financial Instruments	12 Months Ended
Dec. 31, 2012
Fair Value Disclosures [Abstract]
Fair Values of Financial Instruments
Fair Values of Financial Instruments

The Company’s financial instruments include cash and cash equivalents, certificates of deposit, investments in U.S. Treasury notes, trade accounts receivable, accounts payable, revolving credit facility and long-term debt. The Company’s available cash balances are invested on a short-term basis (generally overnight) and, accordingly, are not subject to significant risks associated with changes in interest rates. All of the Company’s cash flows are derived from operations within the United States and are not subject to market risk associated with changes in foreign exchanges rates. The carrying amounts of the Company’s cash and cash equivalents, certificates of deposit, trade accounts receivable and accounts payable reported in the consolidated balance sheets as of December 31, 2012 and 2011 are deemed to approximate fair value because of their liquidity and short-term nature. The carrying amounts of the Company’s investments in U.S. Treasury notes were recorded at their fair value of $13,567 at December 31, 2011, which was based on the publicly quoted market price. The Company had no investments as of December 31, 2012.

As of December 31, 2011, the fair value of the debt outstanding under the Company’s revolving credit facility approximated its carrying value of $17,122, due to its variable market-based interest rate and short term nature. The fair value of the Company’s Old Notes at December 31, 2011 was $240,000, which was based on the publicly quoted closing price of the notes on that date. The fair value of the Company’s New Notes at December 31, 2012 was $137,567, which was based on publicly quoted prices of the notes on that date. These are considered to be Level 1 inputs.